UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2026

BIO-key International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (I.R.S. Employer Identification No.)

101 Crawfords Corner Road
Suite 4116
Holmdel, NJ 07733
(Address of principal executive offices) (Zip Code)

(732) 359-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On July 2, 2026, the Audit Committee of the Board of Directors (the “Audit Committee”) of BIO-key International, Inc. (the “Company”) approved the engagement of M&K CPAS, PLLC (“M&K”) as the Company’s independent registered public accounting firm and on July 7, 2026, dismissed Bush & Associates CPA LLC (“Bush & Associates”) as the Company’s independent registered public accounting firm.

Bush & Associates was retained to serve as the Company’s independent registered public accounting firm on April 24, 2024. The audit report of Bush & Associates on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and December 31, 2025 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except that the reports included an explanatory paragraph raising substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2024 and 2025, and the subsequent interim period through July 7, 2026, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Bush & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bush & Associates, would have caused Bush & Associates to make reference thereto in its reports on the Company’s consolidated financial statements for the years ended December 31, 2024 and December 31, 2025, and (ii) no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Bush & Associates with a copy of the disclosures set forth in this Current Report on Form 8-K and requested that Bush & Associates furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Bush & Associates agrees with the statements related to Bush & Associates made by the Company in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree. A copy of the response letter from Bush & Associates is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recent fiscal years ended December 31, 2024 and December 31, 2025, and the subsequent interim period through July 2, 2026, neither the Company, nor anyone on its behalf, consulted M&K regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by M&K that M&K concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

16.1	Letter dated July 7, 2026 from Bush & Associates CPA LLC to the U.S. Securities and Exchange Commission (filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: July 9, 2026
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch Chief Financial Officer